SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS California Tax-Free Income Fund
DWS Capital Growth Fund
DWS Communications Fund
DWS Core Equity Fund
DWS CROCI® Equity Dividend Fund
DWS CROCI®International Fund
DWS CROCI® U.S. Fund
DWS Emerging Markets Equity Fund
DWS Emerging Markets Fixed Income Fund
DWS Enhanced Commodity Strategy Fund
DWS Equity 500 Index Fund
DWS Equity Sector Strategy Fund
DWS ESG Core Equity Fund
DWS ESG Global Bond Fund
DWS ESG International Core Equity Fund
DWS Floating Rate Fund
DWS Global High Income Fund
DWS Global Income Builder Fund
DWS Global Macro Fund
DWS Global Small Cap Fund
DWS GNMA Fund
DWS Health and Wellness Fund
DWS High Income Fund
DWS Intermediate Tax-Free Fund
DWS International Growth Fund
DWS Large Cap Focus Growth Fund
DWS Latin America Equity Fund
DWS Managed Municipal Bond Fund
DWS Massachusetts Tax-Free Fund
DWS Multi-Asset Conservative Allocation Fund
DWS Multi-Asset Moderate Allocation Fund
DWS New York Tax-Free Income Fund
DWS RREEF Global Infrastructure Fund
DWS RREEF Global Real Estate Securities Fund
DWS RREEF Real Assets Fund
DWS RREEF Real Estate Securities Fund
DWS S&P 500 Index Fund
DWS Science and Technology Fund
DWS Short Duration Fund
DWS Short-Term Municipal Bond Fund
DWS Small Cap Core Fund
DWS Small Cap Growth Fund
DWS Strategic High Yield Tax-Free Fund
DWS Total Return Bond Fund
Deutsche DWS Variable Series I:
DWS Capital Growth VIP
DWS Core Equity VIP
DWS CROCI®International VIP
DWS Global Small Cap VIP
Deutsche DWS Variable Series II:
DWS Alternative Asset Allocation VIP
DWS CROCI® U.S. VIP
DWS Global Income Builder VIP
DWS High Income VIP
DWS International Growth VIP
DWS Small Mid Cap Growth VIP
DWS Small Mid Cap Value VIP
Deutsche DWS Investments VIT Funds:
DWS Equity 500 Index VIP
DWS Small Cap Index VIP

Effective on or about October 2, 2023, the following information replaces the “Market timing policies and procedures” sub-section under the “Policies About Transactions “ section within the “INVESTING IN THE FUND(S)” section of the fund’s prospectuses.
Market timing policies and procedures. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of a fund’s portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., “time zone arbitrage”). Each fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.
Each fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its Advisor and transfer agent, will monitor changes in investment direction (CID) transactions that exceed a certain dollar amount by a shareholder within a fund within a specified time period. A CID transaction is a transaction opposite to the prior transaction, which can be a purchase, redemption or exchange of the same fund. Each fund may take other trading activity into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management. The Advisor’s practices for identifying excessive short-term trading activity (e.g., the number of CID transactions, the dollar threshold and the time period) may change from time to time. If the Advisor determines that an investor has engaged in excessive short-term trading, the Advisor may issue the shareholder and/or the shareholder’s financial intermediary, if any, a written warning and/or may block the shareholder from further purchases of or exchanges into the fund’s shares.
Each fund reserves the right to maintain a block indefinitely if it deems that the shareholder’s activity was harmful to a fund, or that the pattern of activity suggests a pattern of abuse. The rights of a shareholder to redeem shares of a DWS fund are not affected by a block on purchases and exchanges.
July 25, 2023
PROSTKR23-72

Each fund may make exceptions to the transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to a fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by a fund or administrator and transactions by certain qualified funds-of-funds.
In certain circumstances where shareholders hold shares of a fund through a financial intermediary, a fund may rely upon the financial intermediary’s policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary’s policy is reasonably designed to detect and deter transactions that are not in the best interests of a fund. A financial intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds’ policy, may permit certain transactions not permitted by the DWS funds’ policies, or prohibit transactions not subject to the DWS funds’ policies.
The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of a fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.
In addition, if a fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See “How each Fund Calculates Share Price.”)
There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund’s shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.
Each fund’s market timing policies and procedures may be modified or terminated at any time.
Please Retain This Supplement for Future Reference
July 25, 2023
PROSTKR23-72